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                                                                   EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4 of our report dated February 11, 2000 (except as to Note 10 which is dated March 2, 2000) which appears on page F-2 of Form 10-K for Wireless Telecom Group, Inc. for the year ended December 31, 1999.



/S/ LAZAR LEVINE & FELIX LLP


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     Lazar Levine & Felix LLP



New York, New York
May 25, 2000